Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 16, 2011, (this “Amendment”) is by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions from time to time party to the Credit Agreement described below as Lenders which are also party hereto, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 10, 2011 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth; and

WHEREAS, the Administrative Agent and the Lenders party hereto agree to accommodate such requests of the Borrower, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Amendment to Credit Agreement.  Effective solely upon satisfaction of each of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended by deleting Schedule 1 attached thereto and substituting Schedule 1 attached hereto therefor.

Section 2.                                            Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a)                                  the delivery to the Administrative Agent of a counterpart of this Amendment executed by Borrower, the Administrative Agent and the Lenders;

(b)                                 the accuracy of the representations and warranties contained in Section 3 hereof;

(c)                                  receipt by the Administrative Agent of a copy of the acknowledgment attached hereto duly executed and delivered by each of Subsidiary of the Borrower signatory thereto;

(d)                                 receipt by the Administrative Agent, in immediately available funds, a fully-earned, non-refundable amendment fee in an amount equal to $20,000;

(e)                                  receipt by the Administrative Agent of such other documents and instruments listed on Schedule 2 attached hereto; and

(f)                                    no Default or Event of Default shall have occurred and be continuing.

Section 3.                                            Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a)                                  each of the representations and warranties made by such Person contained in the Loan Documents are true and correct in all material respects as of such date (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects, and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as of such date));

(b)                                 the Borrower has full right and authority to enter to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c)                                  the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by the Borrower;

(d)                                 the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, do not and will not (i) contravene or constitute a default under (i) any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary, if any, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (x) any provision of the organizational documents (e.g., charter, articles of incorporation, by-laws, articles of association, operating agreement, partnership agreement or other similar document) of the Borrower or any Subsidiary, (y) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case, where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents;

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(e)                                  this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f)                                    no Default or Event of Default presently exists.

Section 4.                                            Good Standing Certificates.  As soon as reasonably practicable, but in no event later than fifteen (15) Business Days after the date hereof, the Loan Parties shall deliver or cause to be delivered to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, a good standing certificate in respect of each Loan Party issued by the secretary of state or equivalent office of the state of organization or formation of each Loan Party.

Section 5.                                            Reference and Effect on the Credit Documents.

(a)                                  On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)                                 The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)                                 Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)                                  This Amendment is a Loan Document.

Section 6.                                            GOVERNING LAW AND JURISDICTION.

(a)                                  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE

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STATE OF ILLINOIS.

(b)                                 SUBMISSION TO JURISDICTION.  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any State of Illinois court located in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 7.                                            Miscellaneous.

(a)                                  No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)                                 Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the

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validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)                                 No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)                                  Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent, the Lenders and the L/C Issuers, on the one hand, and the Borrower and Holdings on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER:

GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation

By:	/s/ Steven J. Wagenheim
Name:	Steven J. Wagenheim
Title:	President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENT AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent and as a Lender

By:	/s/ Aaron L. Markos
Name:	Aaron L. Markos
Title:	Vice President

First Amendment to Credit Agreement

ACKNOWLEDGMENT

Reference is hereby made to the foregoing First Amendment to Credit Agreement dated as of December 16, 2011 (the “Amendment”) by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions from time to time party to the Credit Agreement described therein as Lenders which are also party thereto, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees the Security Agreement remains in full in force and effect with respect to such Person and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Person’s obligations and liabilities under the Security Agreement or any of the other Loan Documents, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

GRANITE CITY OF INDIANA, INC., an Indiana corporation, as a Guarantor		GRANITE CITY RESTAURANT OPERATIONS, INC., a Minnesota corporation, as a Guarantor

By:	/s/ James G. Gilbertson	By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ARKANSAS, INC., an Arkansas corporation, as a Guarantor		GRANITE CITY — PEORIA, INC., an Illinois corporation, as a Guarantor

By:	/s/ James G. Gilbertson	By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ORLAND PARK, INC., an Illinois corporation, as a Guarantor		GRANITE CITY OF KANSAS LTD., a Kansas corporation, as a Guarantor

By:	/s/ James G. Gilbertson	By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — CREVE COEUR, INC., a Missouri corporation, as a Guarantor		GRANITE CITY OF OHIO, INC., an Ohio corporation, as a Guarantor

By:	/s/ James G. Gilbertson	By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ROCKFORD, INC., an Illinois corporation, as a Guarantor

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

Schedule 1

COMMITMENTS

NAME OF LENDER	TERM LOAN COMMITMENT	LINE OF CREDIT COMMITMENT

Fifth Third Bank	$5,000,000.00	(a) from the Closing Date through December 16, 2011, $5,000,000.00;

		(b) from December 16, 2011, until the earlier to occur of (x) a consummation of a Permitted Sale-Leaseback of the Troy Property or (y) April 30, 2012, $7,000,000; and

		(c) thereafter, $5,000,000

Schedule 2

AMENDMENT CHECKLIST

1.	First Amendment to Credit Agreement

2.	Amended and Substitute Line of Credit Note payable to Fifth Third Bank by Borrower

3.	Opinion of Briggs & Morgan, Professional Association with respect to First Amendment to Credit Agreement

4.

Insurance Endorsements and Certificates naming Administrative Agent as loss payee with respect to property and casualty policies and Administrative Agent and Lenders as additional insured with respect to liability policies

5.	Secretary’s Certificate of Borrower, certifying as to no change as to Articles of Incorporation or Bylaws Exhibit A Resolutions Exhibit B Incumbency

6.	Good Standing Certificates of Loan Parties

7.	Lien Searches